Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Replimune Group, Inc. (the “Company”) for the quarter ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Sushil Patel, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 12, 2025	By:	/s/ Sushil Patel
Sushil Patel
Chief Executive Officer
(Principal Executive Officer)